UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 30, 2021

SUMMIT HEALTHCARE REIT, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-52566	73-1721791
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 South Pointe Drive, Suite 100, Lake Forest, California 92630

(Address of principal executive offices)

(800) 978-8136

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

EXPLANATORY NOTE

As previously disclosed, on December 30, 2021, Summit Healthcare REIT, Inc. (the “Company,” “we” or “us”), completed its previously announced acquisition of eight skilled nursing facilities located in Georgia (collectively, the “GA8 Properties”).

This Amendment No. 1 on Form 8-K/A is being filed to amend Item 9.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 6, 2022, regarding the completion of its acquisition of the GA8 Properties, to include the historical combined financial statements of the GA8 Properties required by Item 9.01(a) of Form 8-K and the pro forma financial information of the Company required by Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

For the GA8 Properties, the Combined Statements of Revenues and Certain Direct Operating Expenses for the nine months ended September 30, 2021 and the Year Ended December 31, 2020 are filed herewith as Exhibit 99.1 and incorporated to this Item 9.01(a) by reference.

Exhibit 99.1 includes the following:

•	Independent Auditor's Report
•	Combined Statements of Revenues and Certain Direct Operating Expenses for the Nine Months Ended September 30, 2021 (unaudited) and the Year Ended December 31, 2020
•	Notes to the Combined Statements of Revenues and Certain Direct Operating Expenses

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2021 and the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2020, and for the nine months ended September 30, 2021, after giving effect to the acquisition of the GA8 Properties and adjustments described in such pro forma financial statements are filed herewith as Exhibit 99.2 and incorporated to this Item 9.01(b) by reference. This unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only and does not purport to represent what the Company’s financial position or results of operations would have been if the acquisition of the GA8 Properties had been consummated on the dates indicated, nor are they necessarily indicative of what the financial position or results of operations of the Company will be in future periods.

Exhibit 99.2 includes the following:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet of Summit Healthcare REIT, Inc. as of September 30, 2021

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations of Summit Healthcare REIT, Inc. for the Nine Months Ended September 30, 2021 and the Year Ended December 31, 2020

•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Auditor
99.1	Financial Statements of GA8 Properties Acquired
99.2	Unaudited Pro Forma Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUMMIT HEALTHCARE REIT, INC.

By:	/s/ Elizabeth A. Pagliarini
Name:	Elizabeth A. Pagliarini
Title:	Chief Financial Officer

Dated: April 25, 2022